Revenue	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Revenue [Abstract]
Revenue	5. Revenue

We have an active monitoring and enforcement program with respect to our intellectual property rights that includes seeking appropriate compensation from third parties that utilize or have utilized our intellectual property without a license. As a result, we may receive payments as part of a settlement or in the form of court-awarded damages for a patent infringement dispute. We recognize such payments as revenue in accordance with Accounting Standards Codification (“ASC”) 606, “Revenue from Contracts with Customers.”

No revenue was recognized during the three or six-month periods ended June 30, 2022 or 2021.	3. REVENUE

During the year ended December 31, 2021, we recognized $0.14 million of revenue derived from contracts with two licensees. The contracts provide access to specified patented technologies as they exist at a point in time and we have no obligation to provide any future updates. The consideration received by us was negotiated as part of a settlement of patent litigation where no prior license agreement existed. The performance obligations were satisfied upon our dismissal of patent enforcement actions with each licensee which was contingent upon our receipt of the negotiated and agreed-upon lump-sum payments from the licensees. The contracts included no variable consideration. All consideration received was recorded to licensing revenue as there were no other material components of the contracts. No contract assets or liabilities exist as of December 31, 2021.

We recognized no revenue during the year ended December 31, 2020.